Merger with Navig8 Product Tankers Inc	12 Months Ended
Dec. 31, 2019
Business Combinations1 [Abstract]
Merger with Navig8 Product Tankers Inc
Navig8 Product Tankers Inc
Background
In May 2017, we entered into definitive agreements to acquire NPTI, including its fleet of 12 LR1 and 15 LR2 product tankers for approximately 5.5 million common shares of the Company and the assumption of NPTI's debt. On June 14, 2017, we acquired part of NPTI’s business with the acquisition of four LR1 product tankers through the acquisition of entities holding those vessels (which we refer to as "NPTI Vessel Acquisition") and related debt for an acquisition price of $42.2 million in cash. On September 1, 2017, all conditions precedent were lifted and we acquired NPTI's remaining business including eight LR1 and 15 LR2 tankers when the Merger closed (which we refer to as the "September Closing"). We assumed NPTI's aggregate outstanding indebtedness of $907.4 million upon the closing of these transactions.
Accounting for the Merger
With the closing of these transactions, we took control of NPTI’s business. Accordingly, the NPTI Vessel Acquisition that closed in June 2017 and the September Closing were accounted for as two separate business combinations. The purchase price allocation for the NPTI Vessel Acquisition resulted in a bargain purchase of $5.4 million and the purchase price allocation for the September Closing resulted in the recording of Goodwill of $11.5 million.
During the year ended December 31, 2017, the Company recorded $45.3 million in revenue and a net loss of $18.7 million attributable to the operations of NPTI that were acquired, which excludes the impact of general and administrative expenses as these are generally not allocated to our operating segments.
Unaudited Pro Forma Results
If the Merger had occurred on January 1, 2017, unaudited consolidated pro-forma revenue and net loss for the year ended December 31, 2017 would have been $594.5 million and $193.4 million, respectively. These amounts have been calculated using NPTI's results for the year ended December 31, 2017 with certain pro-forma adjustments made primarily to align the accounting policies of NPTI with the Company.
Transaction Costs
We incurred $36.1 million of transaction costs relating to the Merger, which were expensed during the year ended December 31, 2017 and $0.3 million of transaction costs during the year ended December 31, 2018. These costs include $16.1 million of advisory and other professional fees, $17.7 million of costs related to the early termination of NPTI’s existing service agreements and $2.6 million of other costs, which include fees incurred for a back-stop credit facility that was put in place in the event that certain of NPTI's lenders did not consent to the Merger. This facility was cancelled upon the receipt of such consents.
We settled $6.0 million of the fees incurred to terminate NPTI's existing service agreements through the issuance of warrants to the NPTI pool manager, exercisable into 150,000 of our common shares at an exercise price of $0.10 per share, upon the delivery of the vessels acquired from NPTI to the Scorpio Pools. These fees relate to the termination of the applicable pooling arrangements with NPTI, and we issued two warrants to the Navig8 pool manager as consideration for the termination.  The first warrant was issued in June 2017 as part of the NPTI Vessel Acquisition and was exercisable on a pro-rata basis for an aggregate of 22,222 of our common shares. The second warrant was issued on similar terms to the first warrant on September 1, 2017 and was exercisable on a pro-rata basis for an aggregate of 127,778 of our common shares at an exercise price of $0.10 per share upon the delivery of each of the 23 remaining vessels to the Scorpio Pools.  These warrants were accounted for on the date of issuance and valued based on the average of the high and low price of our common shares on such dates. All of the warrants had been exercised as of December 31, 2017.